Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 of Newmont Mining Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Laurie Brlas, Chief Financial Officer of the Company, certify, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LAURIE BRLAS
Laurie Brlas Chief Financial Officer (Principal Financial Officer)

April 23, 2015

Note: A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.